EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Senesco Technologies, Inc. for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Joel Brooks, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)                                  The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.

Dated:	November 12, 2004	/s/ Joel Brooks *
Joel Brooks
Chief Financial Officer and Treasurer
(principal financial and accounting officer)

*  A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.